UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03189

Name of Fund: BlackRock Summit Cash Reserves Fund of BlackRock Financial Institutions Series Trust

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Summit Cash Reserves Fund of BlackRock Financial Institutions Series Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2014

Date of reporting period: 04/30/2014

Item 1 – Report to Stockholders

APRIL 30, 2014

ANNUAL REPORT

BlackRock Summit Cash Reserves Fund   |   of BlackRock Financial Institutions Series Trust

Ready Assets U.S. Treasury Money Fund

Ready Assets U.S.A. Government Money Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	APRIL 30, 2014

Shareholder Letter

Dear Shareholder,

Markets have remained highly attuned to potential changes in U.S. monetary policy over the past year. This was markedly evident one year ago in May of 2013 when then-Federal Reserve Chairman Bernanke first mentioned the possibility of reducing (or “tapering”) the central bank’s asset purchase programs — comments that were widely misinterpreted as signaling an end to the Fed’s zero-interest-rate policy. U.S. Treasury yields rose sharply following his comments, triggering a steep sell-off across fixed income markets. (Bond prices move in the opposite direction of yields.) Global equities also suffered as investors feared the implications of a potential end to a program that had greatly supported stocks. Emerging markets, which are more sensitive to changes in global liquidity, were especially hurt by the prospect of ebbing cash flows from the United States. Markets broadly rebounded in late June, however, when the Fed’s tone turned more dovish. At the same time, improving economic indicators and better corporate earnings helped extend gains through most of the summer.

Although the tone of economic and financial news was mixed last autumn, it was a surprisingly positive period for most asset classes. Early on, the Fed defied market expectations with its decision to delay tapering, but higher volatility returned in late September 2013 when the U.S. Treasury Department warned that the national debt would soon breach its statutory maximum. The ensuing political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October. Equities and other so-called “risk assets” managed to resume their rally when politicians finally engineered a compromise to reopen the government and extend the debt ceiling.

The remainder of 2013 was a generally positive period for stock markets in the developed world, although investors continued to grapple with uncertainty about when and how much the Fed would scale back on stimulus. When the Fed ultimately announced its tapering plans in mid-December, markets reacted positively, as this action signaled the Fed’s perception of real improvement in the economy, and investors were finally released from the anxiety that had gripped them for quite some time.

The start of the new year brought a stark change in sentiment. Heightened volatility in emerging markets — driven by reduced global liquidity, severe currency weakness, high levels of debt and uneven growth — combined with mixed U.S. economic data caused global equities to weaken in January while bond markets found renewed strength from investors seeking relatively safer assets. Although these headwinds persisted, equities were back on the rise in February as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from new Fed Chair Janet Yellen. While U.S. economic data had softened, investors were assuaged by increasing evidence that this was a temporary trend resulting from harsher-than-usual winter weather.

In the final months of the period, signs of decelerating growth in China and geopolitical tensions in Russia and Ukraine made for a bumpy ride, but markets continued their climb as investors focused on improving U.S. economic data, stronger corporate earnings and a still-dovish central bank. Within developed markets, investors shifted from growth to value stocks as the strong performance of growth stocks in 2013 had pushed valuations higher in many of these sectors. Emerging markets also benefited from this broad rotation into cheaper valuations and were further supported by an improving growth outlook for a number of developing countries.

Even though investors were gearing up for a modest shift toward tighter monetary policy from the Fed, equity markets in the developed world posted solid gains for the six- and 12-month periods ended April 30. Emerging markets, however, experienced increased volatility amid heightened risks for the asset class. Interest rate uncertainty posed a headwind for fixed income assets, and higher-quality sectors of the market performed poorly over the reporting period. Conversely, high yield bonds benefited from income-oriented investors’ search for yield in the overall low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

In a modest global growth environment, expectations around monetary policy changes continued to be a key theme in financial market performance.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2014

	6-month	12-month
U.S. large cap equities (S&P 500® Index)	8.36%	20.44%
U.S. small cap equities (Russell 2000® Index)	3.08	20.50
International equities (MSCI Europe, Australasia, Far East Index)	4.44	13.35
Emerging market equities (MSCI Emerging Markets Index)	(2.98)	(1.84)
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.03	0.06
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	0.88	(5.25)
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	1.74	(0.26)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.24	0.46
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.72	6.28

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Money Market Overview

For the 12-Month Period Ended April 30, 2014

The Federal Open Market Committee (“FOMC”) maintained its target range for the federal funds rate at 0.00% to 0.25% during the 12-month period ended April 30, 2014. In the latter part of this period, the FOMC announced two significant but widely expected policy changes. First, after buying securities at a pace of $85 billion per month over the previous year, the FOMC altered course in December 2013. Citing the “cumulative progress toward maximum employment and the improvement in the outlook for labor market conditions,” the FOMC announced it would begin reducing the pace of its monthly purchases by $10 billion to a rate of $75 billion per month, beginning in January 2014. The FOMC held to this new course in 2014, paring its monthly purchases by an additional $10 billion at each of its regular meetings in January, March and April; reducing the total amount purchased to $45 billion per month as of period end. Second, the FOMC altered its forward guidance on when it would consider an increase in interest rates by removing the unemployment rate and inflation thresholds. The FOMC will now favor a more holistic approach, using a range of economic data including labor market, inflation and financial market indicators. In a change of leadership, Janet L. Yellen replaced Ben Bernanke as the Chair of the Board of Governors of the U.S. Federal Reserve in February. Yellen, who acted as vice chair under Bernanke, is expected to follow his approach of maintaining low short-term rates while continuing to reduce the FOMC’s monthly bond purchases at a measured pace.

In Europe, sub-par growth and a weak inflation environment compelled policymakers to employ an increasingly accommodative monetary policy during the period. Early in the second quarter of 2013, the eurozone was grappling with the aftermath of a severe banking crisis in Cyprus. Financial markets normalized when European and Cypriot officials ultimately agreed upon a controversial plan to impose a levy on bank depositors as a condition for the country to preserve its membership in the euro currency bloc. In September, the currency bloc received a crucial vote of confidence with the decisive re-election of Chancellor Angela Merkel in Germany as this was seen as an endorsement by German voters of her strong support of the euro. Ongoing efforts from the European Central Bank (“ECB”) to resuscitate the eurozone economy with record-low interest rates met only limited success in lifting growth measures. At the same time, inflation measures drifted lower, falling to 0.7% in October, less than half the ECB’s target rate. These conditions prompted the ECB to cut its main refinancing rate to 0.25% from 0.50% in November. Since then, ECB President Mario Draghi has repeatedly suggested that the central bank is ready to act aggressively if needed; thus far, however, the ECB has refrained from taking any further actions to stimulate the eurozone economy.

Late in the third quarter, the Fed introduced a fixed-rate reverse repurchase agreement (“repo”) facility in which select counterparties can lend U.S. dollars overnight to the Fed. Over the following months, the Fed increased the maximum bid per counterparty from the initial amount of $500 million to $10 billion and increased the offered rate from 0.01% to 0.05%. Usage of this facility increased gradually to an average of $118 billion per day during the month of April 2014.

London Interbank Offered Rates (“LIBOR”) notched lower over the 12 months due in large part to central bank liquidity measures, coupled with decreasing supply in the money market space. Benchmark three-month LIBOR fell by 0.05% to end the period at 0.22% — a historic low as commercial banks extended borrowings to longer maturity dates and shifted funding needs away from the short-term wholesale markets. Other short-term rates, including U.S. Treasury bills, ground lower over the period as demand continued to outweigh supply. Yields on 3-month U.S. Treasury bills declined from 0.06% over the 12-month period to 0.04% as of April 30, 2014. U.S. Treasury bill outstandings declined as the federal budget deficit improved and the U.S. Treasury cut the size of its weekly bill auctions to make room in its auction schedule to issue two-year floating rate notes (“FRNs”) — the first new structure issued in almost 17 years. FRN issuance totaled $41 billion in the first quarter of 2014. Much of the void resulting from the decline in supply has been filled with utilization of the Fed’s fixed-rate reverse repo facility, which has proven very popular with dealers, particularly at calendar quarter-ends. A fully operational facility is expected to figure prominently in eventual decisions by policymakers to raise interest rates.

In the short-term tax-exempt market, conditions remained stable for yet another year. During the 12-month period, the benchmark Securities Industry and Financial Markets Association (“SIFMA”) Index, which represents the average rate on seven-day, high-quality, tax-exempt variable rate demand notes (“VRDNs”) (as calculated by Municipal Market Data) ranged between a high of 0.18% and an all-time low of 0.03%, averaging just 0.07% for the period. The sustained downward pressure on SIFMA Index levels is a reflection of the increasing prevalence of non-traditional buyers in the market and the continued demand by money market funds which saw a stabilization in assets over the past two years.

Despite the change in leadership at the Fed, monetary policy has continued to be accommodative and rates on taxable overnight repos have remained low by historical measures. Given the low levels on taxable repos, tax-exempt VRDNs remain attractive as an alternative investment for taxable money funds. This cross-over demand from taxable money funds, coupled with the natural demand from tax-exempt money funds, has placed undue pressure on VRDN yields as evidenced by the prolonged low levels of the SIFMA Index.

April 15th ushered in tax season, during which tax-exempt money funds typically experience large outflows due to shareholders redeeming shares to pay their federal and state income tax bills. Tax season rolls into “note season” in June, when municipalities typically issue one-year tax and revenue anticipation notes. Given continued austerity measures at state and local municipalities, spending has been limited as well as the need for debt issuance. As such, supply of new-issue, one-year fixed-rate notes has diminished. Generally speaking, municipal money market funds tend to take advantage of note season to extend their weighted average maturity, pick up yield and diversify beyond bank exposure in the form of credit enhancement. This year, we expect investor demand for one-year notes will be stronger than in previous years.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	ANNUAL REPORT	APRIL 30, 2014

Fund Information as of April 30, 2014

BlackRock Summit Cash Reserves Fund

BlackRock Summit Cash Reserves Fund’s (the “Fund”) investment objective is to seek current income, preservation of capital and liquidity available from investing in a diversified portfolio of short-term money market securities.

	7-Day SEC Yields	7-Day Yields
Investor A	0.00%	0.00%
Investor B	0.00%	0.00%

Portfolio Composition	Percent of Net Assets
Certificates of Deposit	44%
Commercial Paper	26
Repurchase Agreements	14
Municipal Bonds	6
U.S. Treasury Obligations	6
Time Deposits	2
Corporate Notes	1
U.S. Government Sponsored Agency Obligations	1
Total	100%

Ready Assets U.S. Treasury Money Fund

Ready Assets U.S. Treasury Money Fund’s (the “Fund”) investment objective is to seek preservation of capital, liquidity and current income through investment exclusively in a diversified portfolio of short-term marketable securities that are direct obligations of the U.S. Treasury.

	7-Day SEC Yield	7-Day Yield
Ready Assets U.S. Treasury Money Fund	0.00%	0.00%

Portfolio Composition	Percent of Net Assets
U.S. Treasury Obligations	113%
Liabilities in Excess of Other Assets	(13)
Total	100%

Ready Assets U.S.A. Government Money Fund

Ready Assets U.S.A. Government Money Fund’s (the “Fund”) investment objective is to seek preservation of capital, current income and liquidity available from investing in a diversified portfolio of short-term securities, including variable rate securities, that are direct U.S. Government obligations, and repurchase agreements pertaining to such securities with banks and securities dealers.

	7-Day SEC Yield	7-Day Yield
Ready Assets U.S.A. Government Money Fund	0.00%	0.00%

Portfolio Composition	Percent of Net Assets
Repurchase Agreements	54%
U.S. Treasury Obligations	50
Liabilities in Excess of Other Assets	(4)
Total	100%

The 7-Day SEC Yields may differ from the 7-Day Yields shown above due to the fact that the 7-Day SEC Yields exclude distributed capital gains.

Past performance is not indicative of future results.

ANNUAL REPORT	APRIL 30, 2014	5

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on November 1, 2013 and held through April 30, 2014) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class, if applicable, under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples

	Actual			Hypothetical[2]
	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During the Period[1]	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During the Period[1]	Annualized Expense Ratio
BlackRock Summit
Cash Reserves Fund
Investor A	$1,000.00	$1,000.00	$1.09	$1,000.00	$1,023.70	$1.10	0.22%
Investor B	$1,000.00	$1,000.00	$1.09	$1,000.00	$1,023.70	$1.10	0.22%
Ready Assets U.S. Treasury Money Fund	$1,000.00	$1,000.10	$0.25	$1,000.00	$1,024.55	$0.25	0.05%
Ready Assets U.S.A. Government Money Fund	$1,000.00	$1,000.10	$0.35	$1,000.00	$1,024.45	$0.35	0.07%
[1]	For each Fund, and each share class, if applicable, expenses are equal to the annualized net expense ratio for the Fund or class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
6	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments April 30, 2014	BlackRock Summit Cash Reserves Fund (Percentages shown are based on Net Assets)

Certificates of Deposit	Par (000)	Value
Domestic — 4.6%
Citibank NA, 0.23%, 8/06/14	$1,000	$1,000,000
State Street Bank & Trust, 0.20%, 9/08/14	500	500,000
Wells Fargo Bank NA (a):
0.22%, 11/26/14	500	500,000
0.27%, 2/17/15	750	750,000
		2,750,000
Euro — 1.7%
National Australia Bank Ltd., London, 0.23%, 10/23/14 (a)	1,000	1,000,000
Yankee (b) — 38.1%
Australia & New Zealand Banking Group Ltd., 0.22%, 2/25/15 (a)	500	500,000
Bank of Montreal, Chicago (a):
0.22%, 9/05/14	1,000	1,000,000
0.23%, 4/09/15	250	250,000
Bank of Nova Scotia, Houston (a):
0.28%, 8/08/14	1,000	1,000,000
0.20%, 11/06/14	500	500,000
0.22%, 12/01/14	500	500,000
Bank of Tokyo-Mitsubishi UFJ Ltd., NY, 0.21%, 5/28/14	500	500,000
BNP Paribas SA, NY:
0.28%, 5/09/14 (a)	300	300,000
0.25%, 6/03/14	500	500,183
0.30%, 8/04/14	500	500,000
Credit Agricole Corporate & Investment Bank, NY, 0.11%, 5/07/14	2,000	2,000,000
Credit Industriel et Commercial, NY:
0.32%, 10/14/14	250	250,000
0.32%, 11/03/14	250	250,000
Credit Suisse, NY:
0.30%, 6/06/14 (a)	500	500,000
0.30%, 11/14/14	500	500,000
Deutsche Bank AG, NY, 0.32%, 8/22/14 (a)	1,000	1,000,000
Mizuho Bank Ltd., NY:
0.22%, 5/21/14	500	500,000
0.20%, 6/23/14	250	250,000
National Bank of Canada, NY:
0.26%, 12/19/14	250	250,000
0.25%, 1/23/15 (a)	350	350,000
Natixis, NY:
0.28%, 5/07/14 (c)	1,000	999,965
0.25%, 7/31/14	550	550,000
Rabobank Nederland NV, NY:
0.27%, 9/16/14 (a)	1,000	1,000,000
0.35%, 1/12/15	500	500,000
0.28%, 2/03/15 (a)	1,000	1,000,000
Royal Bank of Canada, NY:
0.24%, 10/23/14	250	250,000
0.27%, 2/04/15 (a)	500	500,000
Skandinaviska Enskilda Banken, NY, 0.25%, 10/06/14	500	500,000
Societe Generale, NY, 0.32%, 5/19/14 (c)	500	500,000

Certificates of Deposit	Par (000)	Value
Yankee (b) (concluded)
Sumitomo Mitsui Banking Corp., NY:
0.22%, 6/10/14	$500	$500,000
0.26%, 9/12/14	500	499,981
0.24%, 10/09/14 (a)	500	500,000
Sumitomo Mitsui Trust Bank Ltd., NY, 0.22%, 8/04/14	500	500,000
Toronto-Dominion Bank, NY:
0.22%, 7/24/14 (a)	500	500,000
0.25%, 8/12/14	500	500,000
0.24%, 9/04/14	500	500,000
0.25%, 10/08/14	500	500,000
UBS AG, Stamford, 0.20%, 5/06/14 (c)	500	500,000
Westpac Banking Corp., NY, 0.23%, 8/28/14 (a)	1,000	1,000,000
		22,700,129
Total Certificates of Deposit — 44.4%		26,450,129

Commercial Paper
Antalis U.S. Funding Corp., 0.22%, 5/12/14 (d)	1,000	999,933
Bedford Row Funding Corp.:
0.30%, 11/25/14 (d)	250	249,567
0.25%, 3/12/15 (a)	500	500,000
BNP Paribas Finance, Inc., 0.32%, 6/10/14 (d)	300	299,893
BPCE SA, 0.27%, 5/01/14	500	500,000
CAFCO LLC (d):
0.24%, 8/04/14	500	499,683
0.24%, 8/12/14	500	499,657
0.24%, 8/19/14	500	499,633
Collateralized Commercial Paper Co. LLC (d):
0.28%, 7/02/14	1,000	999,518
0.28%, 9/24/14	500	499,432
Commonwealth Bank of Australia (a):
0.24%, 11/20/14	250	250,000
0.23%, 3/23/15 (e)	500	500,000
CPPIB Capital, Inc., 0.30%, 2/09/15 (d)	300	299,290
Credit Suisse, NY, 0.30%, 11/25/14 (d)	500	499,148
Fairway Finance Co. LLC, 0.17%, 6/18/14 (a)	500	500,000
HSBC Bank PLC (a):
0.26%, 6/20/14 (e)	500	500,000
0.25%, 9/09/14 (e)	500	500,000
0.25%, 9/11/14	500	500,000
Kells Funding LLC, 0.20%, 6/04/14 (a)	1,000	1,000,000
Mizuho Funding LLC, 0.22%, 5/06/14 (d)	250	249,992
Nederlandse Waterschapsbank NV (a):
0.26%, 6/10/14	500	500,010
0.25%, 7/28/14	250	250,012
0.24%, 7/30/14	250	250,013
0.23%, 11/03/14	450	450,000
Nordea Bank AB (d):
0.24%, 8/12/14	500	499,657
0.22%, 8/26/14	250	249,825

Portfolio Abbreviations

AMT COP FLOATS GO LOC	Alternative Minimum Tax (subject to) Certificates of Participation Floating Rate Securities General Obligation Bonds Letter of Credit	M/F MRB RB VRDN	Multi-Family Mortgage Revenue Bonds Revenue Bonds Variable Rate Demand Notes

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	7

Schedule of Investments (continued)	BlackRock Summit Cash Reserves Fund (Percentages shown are based on Net Assets)

Commercial Paper	Par (000)	Value
Old Line Funding LLC (d):
0.23%, 6/09/14	$400	$399,900
0.22%, 7/25/14	500	499,740
Societe Generale North America, Inc., 0.24%, 5/02/14 (d)	800	799,995
Sumitomo Mitsui Banking Corp., NY, 0.21%, 7/02/14 (d)	500	499,819
Westpac Banking Corp.:
0.26%, 7/09/14 (a)	330	330,000
0.30%, 1/02/15 (d)	250	249,488
Total Commercial Paper — 25.7%		15,324,205

Corporate Notes — 0.9%
Svenska Handelsbanken AB, 0.26%, 10/15/14 (a)(e)	500	500,000

Municipal Bonds (c)(f)
City & County of San Francisco California, COP, FLOATS, VRDN, Series B001 (Morgan Stanley Bank Liquidity Facility), 0.20%, 5/07/14 (e)	700	700,000
City of New York New York, GO, FLOATS, VRDN, Sub-Series A-3 (Morgan Stanley Bank LOC), 0.11%, 5/07/14	1,000	1,000,000
Connecticut State Health & Educational Facility Authority, Refunding RB, FLOATS, VRDN, Yale-New Haven Hospital, Series K-2 (JPMorgan Chase Bank NA LOC), 0.11%, 5/07/14	500	500,000
New York City Industrial Development Agency, RB, FLOATS, VRDN, New York Law School Project, Series A (JPMorgan Chase Bank NA LOC), 0.12%, 5/07/14	445	445,000
Rhode Island Housing & Mortgage Finance Corp., M/F Housing, MRB, FLOATS, VRDN, Groves at Johnston Project, AMT (Freddie Mac LOC), 0.13%, 5/07/14	1,000	1,000,000
Total Municipal Bonds — 6.1%		3,645,000

Time Deposits — 1.7%
ING Bank NV, Amsterdam, 0.10%, 5/07/14	1,000	1,000,000

U.S. Government Sponsored Agency Obligations — 0.8%
Fannie Mae Variable Rate Notes, 0.15%, 2/27/15 (a)	500	499,896

U.S. Treasury Obligations
U.S. Treasury Bills (d):
0.08%, 8/21/14	250	249,942
0.11%, 11/13/14	500	499,673
0.12%, 4/02/15	400	399,548
U.S. Treasury Notes:
4.75%, 5/15/14	750	751,321
0.25% - 2.38%, 10/31/14	2,000	2,011,672
Total U.S. Treasury Obligations — 6.6%		3,912,156

Repurchase Agreements	Par (000)	Value
Barclays Capital, Inc., 0.23%, 6/10/14 (Purchased on 3/10/14 to be repurchased at $500,294 collateralized by various U.S. Government Sponsored Agency Obligations, 6.00% - 6.40% due 8/25/21 - 11/15/42, original par and fair values of $3,541,298 and $536,512, respectively)	$500	$500,000
Total Value of Barclays Capital, Inc. (collateral value of $536,512)		500,000
Deutsche Bank Securities, Inc., 0.06%, 5/01/14 (Purchased on 4/30/14 to be repurchased at $4,568,008 collateralized by U.S. Government Sponsored Agency Obligations, 0.40% - 5.95% due 8/20/38 - 3/16/44, original par and fair values of $12,111,716 and $4,887,760, respectively)	4,568	4,568,000
Deutsche Bank Securities, Inc., 0.20%, 5/01/14 (Purchased on 4/30/14 to be repurchased at $1,000,006 collateralized by various Corporate Debt/Obligations, 0.00% due 5/07/14 - 5/28/14, original par and fair values of $1,054,437 and $1,050,000, respectively) (c)	1,000	1,000,000
Total Value of Deutsche Bank Securities, Inc. (collateral value of $5,937,760)		5,568,000
Mizuho Securities USA, Inc., 0.07%, 5/01/14 (Purchased on 4/30/14 to be repurchased at $1,000,002 collateralized by U.S. Government Sponsored Agency Obligations, 3.50% - 7.45% due 8/15/32 - 12/25/43, original par and fair values of $42,954,788 and $1,086,232, respectively)	1,000	1,000,000
Mizuho Securities USA, Inc., 1.16%, 5/01/14 (Purchased on 4/30/14 to be repurchased at $600,019 collateralized by a U.S. Government Sponsored Agency Obligation and a Corporate Debt/Obligation, 1.74% - 6.00% due 10/25/37 - 11/15/42, original par and fair values of $1,092,714 and $760,334, respectively)	600	600,000
Total Value of Mizuho Securities USA, Inc. (collateral value of $1,846,566)		1,600,000
Wells Fargo Securities, LLC, 0.38%, 5/08/14 (Purchased on 2/07/14 to be repurchased at $250,238 collateralized by various Corporate Debt/Obligations, 0.89% - 7.45% due 8/15/32 - 10/15/45, original par and fair values of $262,571 and $270,693, respectively)	250	250,000
Wells Fargo Securities, LLC, 0.46%, 7/16/14 (Purchased on 4/16/14 to be repurchased at $500,581 collateralized by various Corporate Debt/Obligations, 0.00% - 7.45% due 5/13/14 - 11/25/49, original par and fair values of $953,035 and $556,257, respectively)	500	500,000
Total Value of Wells Fargo Securities, LLC (collateral value of $826,950)		750,000
Total Repurchase Agreements — 14.1%		8,418,000
Total Investments (Cost — $59,749,386*) — 100.3%		59,749,386
Liabilities in Excess of Other Assets — (0.3)%		(151,511)
Net Assets — 100.0%		$59,597,875

See Notes to Financial Statements.

8	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (concluded)	BlackRock Summit Cash Reserves Fund

Notes to Schedule of Investments

*	Cost for federal income tax purposes.
(a)	Variable rate security. Rate shown is as of report date.
(b)	Issuer is a U.S. branch of foreign domiciled bank.
(c)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.
(d)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.
(e)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	These securities are short-term floating rate certificates issued by tender option bond trusts and are secured by the underlying municipal bond securities.
•
Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of April 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$51,331,386	—	$51,331,386
Repurchase Agreements	—	8,418,000	—	8,418,000
Total	—	$59,749,386	—	$59,749,386
[1]	See above Schedule of Investments for values in each security type.

There were no transfers between levels during the year ended April 30, 2014.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	9

Schedule of Investments April 30, 2014	Ready Assets U.S. Treasury Money Fund (Percentages shown are based on Net Assets)

U.S. Treasury Obligations	Par (000)	Value
U.S. Treasury Bills (a):
0.01% - 0.06%, 5/01/14	$26,723	$26,723,000
0.03% - 0.08%, 5/08/14	19,773	19,772,855
0.10%, 5/15/14	10,000	9,999,601
0.05%, 5/22/14	30,000	29,999,168
0.01% - 0.05%, 5/29/14	16,600	16,599,494
0.05% - 0.09%, 6/19/14	17,000	16,998,734
0.04% - 0.05%, 6/26/14	12,420	12,419,054
0.04% - 0.09%, 7/03/14	18,000	17,998,022
0.03% - 0.09%, 7/10/14	31,000	30,996,923
0.03% - 0.06%, 7/17/14	9,865	9,864,024
0.03%, 7/24/14	9,033	9,032,332
0.02%, 7/31/14	23,000	22,998,692
0.09%, 9/11/14	500	499,838

U.S. Treasury Obligations	Par (000)	Value
U.S. Treasury Notes:
0.25%, 5/31/14	$4,500	$4,500,508
0.63%, 7/15/14	750	750,656
0.08%, 1/31/16 (b)	2,101	2,100,151
0.10%, 4/30/16 (b)	890	890,000
Total U.S. Treasury Obligations — 112.7%		232,143,052
Total Investments (Cost — $232,143,052*) — 112.7%		232,143,052
Liabilities in Excess of Other Assets — (12.7)%		(26,125,332)
Net Assets — 100.0%		$206,017,720

Notes to Schedule of Investments

*	Cost for federal income tax purposes.
(a)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.
(b)	Variable rate security. Rate shown is as of report date.
•
Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of April 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
U.S. Treasury Obligations	—	$232,143,052	—	$232,143,052

There were no transfers between levels during the year ended April 30, 2014.

See Notes to Financial Statements.

10	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments April 30, 2014	Ready Assets U.S.A. Government Money Fund (Percentages shown are based on Net Assets)

U.S. Treasury Obligations	Par (000)	Value
U.S. Treasury Bills (a):
0.08%, 5/08/14	$2,000	$1,999,969
0.10%, 5/15/14	5,000	4,999,801
0.09%, 5/15/14	1,500	1,499,946
0.05%, 5/22/14	1,000	999,942
0.10%, 6/05/14	3,060	3,059,702
0.09%, 6/19/14	2,000	1,999,755
0.09%, 7/10/14	5,000	4,999,125
0.08%, 8/28/14	2,000	1,999,471
0.08%, 9/25/14	3,000	2,999,020
0.07%, 10/02/14	745	744,785
0.05%, 10/16/14	255	254,946
0.05%, 10/30/14	2,000	1,999,515
0.13%, 4/02/15	800	799,029
U.S. Treasury Notes:
0.25%, 5/31/14	2,450	2,450,273
2.25%, 5/31/14	2,000	2,003,589
0.63%, 7/15/14	1,868	1,869,900
0.50%, 8/15/14	1,000	1,001,198
0.38%, 11/15/14	762	763,072
0.25%, 11/30/14	490	490,405
0.25%, 1/15/15	950	950,827
0.25%, 1/31/15	389	389,328
0.08%, 1/31/16	815	814,653
0.10%, 4/30/16	340	340,000
Total U.S. Treasury Obligations — 50.2%		39,428,251

Repurchase Agreements — 53.6%
Barclays Capital, Inc., 0.04%, 5/06/14 (Purchased on 4/29/14 to be repurchased at $1,000,008, collateralized by a U.S. Treasury Note, 2.25% due 7/31/18, original par and fair value of $983,600 and $1,020,083, respectively)	1,000	1,000,000
Total Value of Barclays Capital, Inc. (collateral value of $1,020,083)		1,000,000
BNP Paribas Securities Corp., 0.05%, 5/01/14 (Purchased on 4/30/14 to be repurchased at $5,000,007, collateralized by various U.S. Treasury Notes, 0.25% - 2.13% due 7/15/14 - 2/15/41, original par and fair values of $4,259,300 and $5,100,073, respectively)	5,000	5,000,000
BNP Paribas Securities Corp., 0.06%, 5/07/14 (Purchased on 4/30/14 to be repurchased at $2,000,023, collateralized by various U.S. Treasury Notes, 0.00% - 2.38%, due 5/15/15 - 8/15/33, original par and fair values of $2,326,871 and $2,040,001, respectively) (b)	2,000	2,000,000
Total Value of BNP Paribas Securities Corp. (collateral value of $7,140,074)		7,000,000

Repurchase Agreements	Par (000)	Value
Citigroup Global Markets, Inc., 0.05%, 5/01/14 (Purchased on 4/30/14 to be repurchased at $17,000,024, collateralized by various U.S. Treasury Notes, 1.50% - 2.38%, due 7/31/16 - 7/31/17, original par and fair values of $16,572,500 and $17,340,045, respectively)	$17,000	$17,000,000
Citigroup Global Markets, Inc., 0.04%, 5/06/14 (Purchased on 4/29/14 to be repurchased at $1,000,008, collateralized by various U.S. Treasury Notes, 0.63% - 1.13% due 12/15/16 - 1/15/21, original par and fair values of $1,021,000 and $1,020,079, respectively)	1,000	1,000,000
Total Value of Citigroup Global Markets, Inc. (collateral value of $18,360,124)		18,000,000
Credit Suisse Securities (USA) LLC, 0.03%, 5/01/14 (Purchased on 4/30/14 to be repurchased at $3,000,003, collateralized by a U.S. Treasury Note, 0.13% due 4/15/19, original par and fair value of $2,995,000, and $3,060,551, respectively)	3,000	3,000,000
Total Value of Credit Suisse Securities (USA) LLC (collateral value of $3,060,551)		3,000,000
Deutsche Bank Securities, Inc., 0.05%, 5/01/14 (Purchased on 4/30/14 to be repurchased at $3,121,004, collateralized by a U.S. Treasury Note, 1.00% due 9/30/19, original par and fair value of $3,333,100 and $3,183,509, respectively)	3,121	3,121,000
Deutsche Bank Securities, Inc., 0.06%, 5/07/14 (Purchased on 4/30/14 to be repurchased at $1,000,012, collateralized by various U.S. Treasury Notes, 0.00% - 3.00%, due 10/31/15 - 11/15/40, original par and fair values of $2,092,700 and $1,020,079, respectively) (b)	1,000	1,000,000
Deutsche Bank Securities, Inc., 0.07%, 5/07/14 (Purchased on 4/30/14 to be repurchased at $2,000,027, collateralized by a U.S. Treasury Note, 1.00%, due 9/30/19, original par and fair value of $2,135,900 and $2,040,040, respectively) (b)	2,000	2,000,000
Total Value of Deutsche Bank Securities, Inc. (collateral value of $6,243,628)		6,121,000

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	11

Schedule of Investments (concluded)	Ready Assets U.S.A. Government Money Fund (Percentages shown are based on Net Assets)

Repurchase Agreements	Par (000)	Value
HSBC Securities (USA), Inc., 0.04%, 5/01/14 (Purchased on 1/27/14 to be repurchased at $4,000,418, collateralized by a U.S. Treasury Note, 1.25% due 10/31/18, original par and fair value of $4,145,000 and $4,083,778, respectively)	$4,000	$4,000,000
Total Value of HSBC Securities (USA), Inc. (collateral value of $4,083,778)		4,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.04%, 5/01/14 (Purchased on 4/30/14 to be repurchased at $2,000,002, collateralized by a U.S. Treasury Note, 0.00% due 5/15/29, original par and fair value of $3,379,890 and $2,040,000, respectively)	2,000	2,000,000
Total Value of Merrill Lynch, Pierce, Fenner & Smith, Inc. (collateral value of $2,040,000)		2,000,000

Repurchase Agreements	Par (000)	Value
SG Americas Securities LLC, 0.05%, 5/01/14 (Purchased on 4/30/14 to be repurchased at $1,000,001, collateralized by various U.S. Treasury Notes, 0.13% - 2.13% due 1/15/19 - 4/15/19, original par and fair values of $829,700 and $1,020,059, respectively)	$1,000	$1,000,000
Total Value of SG Americas Securities LLC (collateral value of $1,020,059)		1,000,000
Total Repurchase Agreements — 53.6%		$42,121,000
Total Investments (Cost — $81,549,251*) — 103.8%		81,549,251
Liabilities in Excess of Other Assets — (3.8)%		(2,975,424)
Net Assets — 100.0%		$78,573,827

Notes to Schedule of Investments

*	Cost for federal income tax income purposes.
(a)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.
(b)	Maturity shown is the date the principal owed can be recovered through demand.
•
Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of April 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
U.S. Treasury Obligations	—	$39,428,251	—	$39,428,251
Repurchase Agreements	—	42,121,000	—	42,121,000
Total	—	$81,549,251	—	$81,549,251

There were no transfers between levels during the year ended April 30, 2014.

See Notes to Financial Statements.

12	ANNUAL REPORT	APRIL 30, 2014

Statements of Assets and Liabilities

April 30, 2014	BlackRock Summit Cash Reserves Fund	Ready Assets U.S. Treasury Money Fund	Ready Assets U.S.A. Government Money Fund

Assets
Investments at value — unaffiliated[1]	$51,331,386	$232,143,052	$39,428,251
Repurchase agreements, at value — unaffiliated[2]	8,418,000	—	42,121,000
Capital shares sold receivable	202,550	100,016	244,694
Interest receivable	31,096	6,116	28,856
Receivable from Manager	5,923	1,102	16,024
Prepaid expenses	19,586	19,736	14,644
Total assets	60,008,541	232,270,022	81,853,469

Liabilities
Investments purchased payable	—	25,998,669	1,999,515
Capital shares redeemed payable	349,948	198,131	1,212,717
Officer’s and Trustees’ fees payable	1,006	1,689	1,242
Other affiliates payable	177	613	256
Other accrued expenses payable	59,535	53,200	65,912
Total liabilities	410,666	26,252,302	3,279,642
Net Assets	$59,597,875	$206,017,720	$78,573,827

Net Assets Consist of
Paid-in capital	$59,597,038	$206,014,542	$78,572,871
Undistributed net investment income	10	24	20
Accumulated net realized gain	827	3,154	936
Net Assets	$59,597,875	$206,017,720	$78,573,827

Net Asset Value
Investor A — Based on net assets of $45,674,728 and 45,673,849 shares outstanding, unlimited number of shares authorized, $0.10 par value	$1.00	—	—
Investor B — Based on net assets of $13,923,147 and 13,922,871 shares outstanding, unlimited number of shares authorized, $0.10 par value	$1.00	—	—
Based on net assets of $206,017,720 and 206,014,542 shares outstanding, unlimited number of shares authorized, $0.10 par value	—	$1.00	—
Based on net assets of $78,573,827 and 78,572,871 shares outstanding, unlimited number of shares authorized, $0.10 par value	—	—	$1.00
[1] Investments at cost — unaffiliated	$51,331,386	$232,143,052	$39,428,251
[2] Repurchase agreements at cost — unaffiliated	$8,418,000	—	$42,121,000

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	13

Statements of Operations

Year Ended April 30, 2014	BlackRock Summit Cash Reserves Fund	Ready Assets U.S. Treasury Money Fund	Ready Assets U.S.A. Government Money Fund

Investment Income
Interest	$154,464	$134,706	$67,701

Expenses
Investment advisory	332,316	1,177,851	424,596
Service and distribution	—	294,405	117,957
Distribution — Investor B	116,766	—	—
Transfer agent — Investor A	34,427	—	—
Transfer agent — Investor B	13,526	—	—
Professional	80,743	58,205	88,469
Registration	35,157	39,471	38,686
Transfer agent	—	40,552	53,691
Custodian	22,437	12,467	35,445
Accounting services	8,661	19,402	10,843
Officer and Trustees	6,026	10,344	7,104
Printing	3,518	9,198	8,711
Miscellaneous	25,042	14,454	12,946
Total expenses	678,619	1,676,349	798,448
Less fees waived by Manager	(328,482)	(1,177,241)	(424,370)
Less service and distribution fees waived	—	(294,405)	(117,957)
Less distribution fees reimbursed — Investor B	(116,766)	—	—
Less other expenses reimbursed by Manager	(30,983)	(70,084)	(188,452)
Less transfer agent fees waived and/or reimbursed — Investor A	(34,427)	—	—
Less transfer agent fees waived and/or reimbursed — Investor B	(13,526)	—	—
Total expenses after fees waived and/or reimbursed	154,435	134,619	67,669
Net investment income	29	87	32

Realized Gain
Net realized gain from investments	2,286	10,912	6,427
Net Increase in Net Assets Resulting from Operations	$2,315	$10,999	$6,459

See Notes to Financial Statements.

14	ANNUAL REPORT	APRIL 30, 2014

Statements of Changes in Net Assets

	BlackRock Summit Cash Reserves Fund
	Year Ended April 30,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$29	$25
Net realized gain	2,286	1,945
Net increase in net assets resulting from operations	2,315	1,970

Dividends and Distributions to Shareholders From[1]
Net investment income:
Investor A	(23)	(18)
Investor B	(7)	(7)
Net realized gain:
Investor A	(2,400)	(552)
Investor B	(781)	(185)
Decrease in net assets resulting from dividends and distributions to shareholders	(3,211)	(762)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	741,908 [2]	(8,178,927)

Net Assets
Total increase (decrease) in net assets	741,012	(8,177,719)
Beginning of year	58,856,863	67,034,582
End of year	$59,597,875	$58,856,863
Undistributed net investment income, end of year	$10	$11
[1]	Determined in accordance with federal income tax regulations.
[2]	Includes low balance fees received by the Fund. Not including these fees, the net increase in capital shares was $741,589.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	15

Statements of Changes in Net Assets

	Ready Assets U.S. Treasury Money Fund		Ready Assets U.S.A. Government Money Fund
	Year Ended April 30,		Year Ended April 30,
Increase (Decrease) in Net Assets:	2014	2013	2014	2013

Operations
Net investment income	$87	$135	$32	$33
Net realized gain	10,912	29,605	6,427	9,183
Net increase in net assets resulting from operations	10,999	29,740	6,459	9,216

Dividends and Distributions to Shareholders From[1]
Net investment income	(86)	(135)	(34)	(33)
Net realized gain	(21,239)	(21,075)	(10,042)	(7,666)
Decrease in net assets resulting from dividends and distributions to shareholders	(21,325)	(21,210)	(10,076)	(7,699)

Capital Share Transactions
Proceeds from sale of shares	72,908,887	312,628,743	228,929,263	281,309,525
Reinvestment of dividends and distributions	21,265	21,125	10,047	7,669
Cost of shares redeemed	(130,578,312)	(413,138,021)	(246,229,727)	(270,258,791)
Net increase (decrease) in net assets derived from capital share transactions	(57,648,160)	(100,488,153)	(17,290,417)	11,058,403

Net Assets
Total increase (decrease) in net assets	(57,658,486)	(100,479,623)	(17,294,034)	11,059,920
Beginning of year	263,676,206	364,155,829	95,867,861	84,807,941
End of year	$206,017,720	$263,676,206	$78,573,827	$95,867,861
Undistributed net investment income, end of year	$24	$23	$20	$22
[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

16	ANNUAL REPORT	APRIL 30, 2014

Financial Highlights	BlackRock Summit Cash Reserves Fund

	Investor A
	Year Ended April 30,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0003
Net realized gain	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0001	0.0000 [1]
Net increase from investment operations	0.0000	0.0000	0.0000	0.0001	0.0003
Dividends and distributions from:[2]
Net investment income	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0003)
Net realized gain	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0001)	(0.0000)[3]
Total dividends and distributions	(0.0000)	(0.0000)	(0.0000)	(0.0001)	(0.0003)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return[4]
Based on net asset value	0.00%	0.00%	0.00%	0.01%	0.03%

Ratios to Average Net Assets
Total expenses	0.84%	0.86%	0.85%	0.92%	0.90%
Total expenses after fees waived and/or reimbursed	0.23%	0.30%	0.27%	0.40%	0.48%
Net investment income	0.00%	0.00%	0.00%	0.00%	0.02%

Supplemental Data
Net assets, end of year (000)	$45,675	$44,976	$48,172	$41,160	$47,903
[1]	Amount is less than $0.00005 per share.
[2]	Determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	17

Financial Highlights (concluded)	BlackRock Summit Cash Reserves Fund

	Investor B
	Year Ended April 30,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0003
Net realized and unrealized gain	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0001	0.0000 [1]
Net increase from investment operations	0.0000	0.0000	0.0000	0.0001	0.0003
Dividends and distributions from:[2]
Net investment income	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0003)
Net realized gain	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0001)	(0.0000)[3]
Total dividends and distributions	(0.0000)	(0.0000)	(0.0000)	(0.0001)	(0.0003)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return[4]
Based on net asset value	0.00%	0.00%	0.00%	0.01%	0.03%

Ratios to Average Net Assets
Total expenses	1.62%	1.63%	1.61%	1.72%	1.66%
Total expenses after fees waived and/or reimbursed	0.23%	0.30%	0.27%	0.41%	0.50%
Net investment income	0.00%	0.00%	0.00%	0.00%	0.01%

Supplemental Data
Net assets, end of year (000)	$13,923	$13,881	$18,862	$14,546	$22,642
[1]	Amount is less than $0.00005 per share.
[2]	Determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

18	ANNUAL REPORT	APRIL 30, 2014

Financial Highlights	Ready Assets U.S. Treasury Money Fund

	Year Ended April 30,
	2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00
Net investment income	0.0000 [1]	0.0000 [1]	0.0000	[1]	0.0000	[1]	0.0000	[1]
Net realized gain	0.0001	0.0000 [1]	0.0000	[1]	0.0000	[1]	0.0000	[1]
Net increase from investment operations	0.0001	0.0000	0.0000		0.0000		0.0000
Dividends and distributions from:[2]
Net investment income	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]		(0.0000)[3]		(0.0003)
Net realized gain	(0.0001)	(0.0000)[3]	—		—		—
Total dividends and distributions	(0.0001)	(0.0000)	(0.0000)		(0.0000)		(0.0003)
Net asset value, end of year	$1.00	$1.00	$1.00		$1.00		$1.00

Total Investment Return[4]
Based on net asset value	0.01%	0.00%	0.00%		0.00%		0.03%

Ratio to Average Net Assets
Total expenses	0.71%	0.69%	0.71%		0.72%		0.71%
Total expenses after fees waived and/or reimbursed	0.06%	0.10%	0.04%		0.16%		0.19%
Net investment income	0.00%	0.00%	0.00%		0.00%		0.00%

Supplemental Data
Net assets, end of year (000)	$206,018	$263,676	$364,156		$275,607		$409,720
[1]	Amount is less than $0.00005 per share.
[2]	Determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	19

Financial Highlights	Ready Assets U.S.A. Government Money Fund

	Year Ended April 30,
	2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00
Net investment income	0.0000 [1]	0.0000 [1]	0.0000	[1]	0.0000	[1]	0.0000	[1]
Net realized gain	0.0001	0.0000 [1]	0.0000	[1]	0.0000	[1]	0.0000	[1]
Net increase from investment operations	0.0001	0.0000	0.0000		0.0000		0.0000
Dividends and distributions from:[2]
Net investment income	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]		(0.0000)[3]		(0.0001)
Net realized gain	(0.0001)	(0.0000)[3]	—		—		—
Total dividends and distributions	(0.0001)	(0.0000)	(0.0000)		(0.0000)		(0.0001)
Net asset value, end of year	$1.00	$1.00	$1.00		$1.00		$1.00

Total Investment Return[4]
Based on net asset value	0.01%	0.00%	0.00%		0.00%		0.01%

Ratios to Average Net Assets
Total expenses	0.84%	0.84%	0.82%		0.93%		0.91%
Total expenses after fees waived and/or reimbursed	0.07%	0.17%	0.11%		0.19%		0.22%
Net investment income	0.00%	0.00%	0.00%		0.00%		0.00%

Supplemental Data
Net assets, end of year (000)	$78,574	$95,868	$84,808		$69,011		$109,425
[1]	Amount is less than $0.00005 per share.
[2]	Determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

20	ANNUAL REPORT	APRIL 30, 2014

Notes to Financial Statements

1. Organization:

BlackRock Summit Cash Reserves Fund (“Summit Cash”) of BlackRock Financial Institutions Series Trust (the “Trust”), Ready Assets U.S. Treasury Money Fund (“U.S. Treasury”) and Ready Assets U.S.A. Government Money Fund (“U.S.A. Government”) (each a “Fund” and collectively the “Funds”), are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified, open-end management investment companies. The Funds are organized as Massachusetts business trusts. The Investor A and Investor B Shares of Summit Cash have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Investor B Shares bear certain expenses related to the distribution of such shares and shall have exclusive voting rights with respect to matters relating to distribution expenditures.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds:

Valuation: U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds’ investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. Each Fund seeks to maintain its net asset value per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared and paid daily. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns remains open for each of the four years ended April 30, 2014. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to each Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to Summit Cash and other shared expenses pro rated to Summit Cash are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Repurchase Agreements: Summit Cash and U.S.A. Government may enter into repurchase agreements. In a repurchase agreement, the Fund purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Fund’s custodian or designated sub-custodians under

ANNUAL REPORT	APRIL 30, 2014	21

Notes to Financial Statements (continued)

tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, the Fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral. The liability reflects the Fund obligation under bankruptcy law to return the excess to the counterparty.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

U.S. Treasury, U.S.A. Government and the Trust, on behalf of Summit Cash, entered into separate Investment Advisory Agreements with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Summit Cash	0.50%
U.S. Treasury	0.50%
U.S.A. Government	0.45%

For U.S. Treasury, the Manager voluntarily agreed to waive 0.35% of its investment advisory fee, resulting in an annual fee of 0.15% of the average daily net assets of the Fund. The Manager may discontinue or reduce this waiver at any time without notice. For the year ended April 30, 2014, the Manager waived $824,496 pursuant to this agreement, which is included in fees waived by Manager in the Statements of Operations.

For the year ended ended April 30, 2014, each Fund reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

Summit Cash	$689
U.S. Treasury	$2,583
U.S.A. Government	$1,040

U.S. Treasury and U.S.A. Government each entered into a Distribution Agreement and Distribution and Shareholder Servicing Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. The Trust, on behalf of Summit Cash, entered into a Distribution Agreement and Distribution Plan for Investor B Shares with BRIL. Pursuant to the Investor B Distribution Plan and Shareholder Servicing Plans, as applicable, and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Funds as follows:

Summit Cash	0.750%
U.S. Treasury	0.125%
U.S.A. Government	0.125%

The Manager maintains a call center, which is responsible for providing certain shareholder services to Summit Cash, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended April 30, 2014, Summit Cash reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Investor A	$467
Investor B	$103

The Manager and BRIL voluntarily agreed to waive management and distribution and shareholder servicing fees and reimburse operating expenses to enable each Fund to maintain minimum levels of daily net investment income. These amounts are reported in the Statements of Operations as fees waived by Manager, service and distribution fees waived, distribution fees reimbursed — class specific, transfer agent fees waived and/or reimbursed — class specific, and other expenses reimbursed by Manager. The Manager and BRIL may discontinue the waiver or reimbursement at any time.

22	ANNUAL REPORT	APRIL 30, 2014

Notes to Financial Statements (concluded)

For the year ended April 30, 2014, affiliates of Summit Cash received contingent deferred sales charges as follows:

Investor A	$734
Investor B	$6,452

Certain officers and/or trustees of the Trust, U.S. Treasury and U.S.A. Government are officers and/or directors of BlackRock or its affiliates. Each Fund reimburses the Manager for a portion of the compensation paid to the applicable Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

5. Income Tax Information:

The tax character of distributions paid during the fiscal years ended April 30, 2014 and April 30, 2013 was as follows:

		Summit Cash	U.S. Treasury	U.S.A. Government

Ordinary Income	4/30/14	$3,211	$21,325	$10,076
	4/30/13	$762	$21,210	$7,699

As of April 30, 2014 the tax components of accumulated net earnings were as follows:

	Summit Cash	U.S. Treasury	U.S.A. Government
Undistributed ordinary income	$837	$3,178	$956

As of April 30, 2014 there were no significant differences between the book and tax components of net assets.

6. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Certain obligations held by the Funds have a credit enhancement or liquidity feature that may, under certain circumstances, provide for repayment of principal and interest on the obligation when due. These enhancements, which may include letters of credit, stand-by bond purchase agreements and/or third party insurance, are issued by financial institutions. The value of the obligations may be affected by changes in creditworthiness of the entities that provide the credit enhancements or liquidity features. The Funds monitor their exposure by reviewing the creditworthiness of the issuers, as well as the financial institutions issuing the credit enhancements and by limiting the amount of holdings with credit enhancements from one financial institution.

7. Capital Share Transactions:

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of dividends and distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

Transactions in capital shares for each class of Summit Cash were as follows:

	Year Ended April 30, 2014	Year Ended April 30, 2013
Investor A
Shares sold	47,812,105	34,186,571
Shares issued to shareholders in reinvestment of dividends and distributions	122	59
Shares redeemed	(47,113,118)	(37,384,202)
Net increase (decrease)	699,109	(3,197,572)

Investor B
Shares sold	14,325,616	9,233,860
Shares issued to shareholders in reinvestment of dividends and distributions	48	18
Shares redeemed	(14,283,184)	(14,215,233)
Net increase (decrease)	42,480	(4,981,355)
Total Net Increase (Decrease)	741,589	(8,178,927)

8. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

ANNUAL REPORT	APRIL 30, 2014	23

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Summit Cash Reserves Fund, Ready Assets U.S. Treasury Money Fund, and Ready Assets U.S.A. Government Money Fund, and to the Board of Trustees of BlackRock Financial Institutions Series Trust, Ready Assets U.S. Treasury Money Fund, and Ready Assets U.S.A. Government Money Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Summit Cash Reserves Fund of BlackRock Financial Institutions Series Trust, Ready Assets U.S. Treasury Money Fund, and Ready Assets U.S.A. Government Money Fund (collectively, the “Funds”), as of April 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock Summit Cash Reserves Fund of BlackRock Financial Institutions Series Trust, Ready Assets U.S. Treasury Money Fund, and Ready Assets U.S.A. Government Money Fund, as of April 30, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
June 25, 2014

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Funds during the fiscal year ended April 30, 2014:

	BlackRock Summit Cash Reserves Fund	Ready Assets U.S. Treasury Money Fund	Ready Assets U.S.A. Government Money Fund
Federal Obligation Interest[1]	—	0.41%	0.21%
Interest-Related Dividends and Qualified Short-Term Capital Gains for Non-U.S. Residents[2]	100.00%	100.00%	100.00%
[1]	The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.
[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
24	ANNUAL REPORT	APRIL 30, 2014

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trust/Funds	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]

Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Trustee	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 155 Portfolios	None

Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Trustee	Since 2007
President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.
				33 RICs consisting of 155 Portfolios	None

David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2007
Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.
				33 RICs consisting of 155 Portfolios	None

Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Trustee	Since 2014
Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.
				115 RICs consisting of 237 Portfolios	None

Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2007	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 155 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2007
Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet service) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.
				33 RICs consisting of 155 Portfolios	None

Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1998 to 2008.	33 RICs consisting of 155 Portfolios	None

Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 155 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007
Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.
				33 RICs consisting of 155 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)

Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 155 Portfolios	None
ANNUAL REPORT	APRIL 30, 2014	25

Officers and Trustees (continued)
Name, Address and Year of Birth	Position(s) Held with Trust/Funds	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)

Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2007
President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.
				33 RICs consisting of 155 Portfolios	None

Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2007
Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate-past Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.
				33 RICs consisting of 155 Portfolios	None

Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007
Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005 to 2013; Director, Indotronix International (IT services) from 2004 to 2008.
				33 RICs consisting of 155 Portfolios	None

[1] Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Trustees on a case-by-case basis, as appropriate.

[2] Date shown is the earliest date a person has served for the Trust/Funds covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s/Funds’ board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[3]

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	President[4] and Trustee	Since 2011
Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.
				144 RICs consisting of 333 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007
Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.
				144 RICs consisting of 333 Portfolios	None

[3] Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust/Funds based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust/Funds based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet, Dr. Fabozzi and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Directors on a case-by-case basis, as appropriate.

[4] President of the Trust.
26	ANNUAL REPORT	APRIL 30, 2014

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with Trust/Funds	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President[2] and Chief Executive Officer[3]	Since 2010
Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009
Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009
Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Americas Product Development for BlackRock since 2013, Head of Product Development and Management for BlackRock’s U.S. Retail Group 2009 to 2013 and Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007
Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.

Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012
Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.

[1] Officers of the Trust/Funds serve at the pleasure of the Board.
[2] President of the Funds.
[3] Chief Executive Officer of the Trust/Funds.
Further information about the Officers and Trustees is available in the Trust’s/Funds’ Statement of Additional Information, which can be obtained without charge by calling (800) 221-7210.

Effective May 30, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Funds and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Funds. Mr. Park joined BlackRock in 2009 and is the current Chief Compliance Officer of BlackRock’s iShares exchange traded funds.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent BNY Mellon Investment Servicing (US) Inc.[1] Wilmington, DE 19809 Financial Data Services, Inc.[2] Jacksonville, FL 32246	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019
Custodian The Bank of New York Mellon New York, NY 10286	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809
[1]	For BlackRock Summit Cash Reserves Fund.
[2]	For Ready Assets U.S. Treasury Money Fund and Ready Assets U.S.A. Government Fund.
ANNUAL REPORT	APRIL 30, 2014	27

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website (http://www.blackrock.com/ moneymarketreports) or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, for Ready Assets U.S. Treasury Money Fund and Ready Assets U.S.A. Government Money Fund please call the Transfer Agent at (800) 221-7210 or for BlackRock Summit Cash Reserves Fund please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 626-1960.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 626-1960; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 626-1960 and (2) on the SEC’s website at http://www.sec.gov.

28	ANNUAL REPORT	APRIL 30, 2014

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	APRIL 30, 2014	29

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This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. An investment in any of the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund. Total return information assumes reinvestment of all dividends and distributions. Past performance results shown in this report should not be considered a representation of future performance. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 626-1960. Each Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

SUMMITMM-4/14-AR

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:
Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Summit Cash Reserves Fund of BlackRock Financial Institutions Series Trust	$26,013	$25,663	$0	$0	$9,600	$9,600	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,555,000	$2,865,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

2

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Summit Cash Reserves Fund of BlackRock Financial Institutions Series Trust	$9,600	$9,600

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,555,000 and $2,865,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

3

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

4

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Summit Cash Reserves Fund of BlackRock Financial Institutions Series Trust

By: /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Summit Cash Reserves Fund of BlackRock Financial Institutions Series Trust

Date: July 1, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Summit Cash Reserves Fund of BlackRock Financial Institutions Series Trust

Date: July 1, 2014

By: /s/ Neal J. Andrews

Neal J. Andrews

Chief Financial Officer (principal financial officer) of

BlackRock Summit Cash Reserves Fund of BlackRock Financial Institutions Series Trust

Date: July 1, 2014

5